EXHIBIT 32.2	CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, James A. Lawrence, Vice Chairman and Chief Financial Officer of General Mills, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)	the Annual Report on Form 10-K/A of the Company for the fiscal year ended May 28, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 5, 2007

James A. Lawrence
Vice Chairman and
Chief Financial Officer